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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 1996


                     STRUCTURED ASSET SECURITIES CORPORATION

        (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1996, providing for the issuance of Multiclass
                    Pass-Through Certificates, Series 1996-C2


                     Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                      33-96378                74-2440850
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

200 Vesey Street
New York, New York                                          10285
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 526-5594
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                                       -2-

Item 5.           OTHER EVENTS.


                  On or about October 30, 1996, the Registrant will cause the issuance and sale of approximately $351,749,135 initial principal amount of LB Commercial Conduit Mortgage Trust II Multiclass Pass-Through Certificates, Series 1996-C2, Class A, Class IO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Trust Agreement to be dated as of October 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

                  In connection with the expected sale of the Certificates, Lehman Brothers Inc. (the "Underwriter") has advised the Registrant that it has furnished to prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the mortgage loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.






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                                       -3-


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                       Item 601(A) Of
                       Regulation S-k
Exhibit No.            Exhibit No.                  Description
-----------            -----------                  -----------

        1                      99                   Collateral Term Sheets







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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          STRUCTURED ASSET SECURITIES
                                          CORPORATION



                                          By:      /s/ Paul Hughson
                                             -------------------------
                                                   Paul Hughson
                                                   Vice President


Dated:  October 7, 1996



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                                                   EXHIBIT INDEX


                    Item 601 (a) of                                 Sequentially
     Exhibit        Regulation S-K                                  Numbered
     Number         Exhibit No.           Description               Page
     ------         -----------           -----------               ----

     1                   99               Collateral Term Sheets       1